EXHIBIT 10.4

         THE SECURITIES REPRESENTED BY THIS WARRANT AND THE COMMON STOCK OR OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER 9, 1998, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH AND AVAILABLE FROM THE SECRETARY OF THE COMPANY.

         THIS WARRANT AND THE COMMON STOCK OR OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS WARRANT AND THE COMMON STOCK OR OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IF BOTH (i) (a) THERE IS AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, OR
(b) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, UPON RECEIPT BY THE COMPANY OF AN OPINION (SATISFACTORY AS TO FORM, SCOPE AND SUBSTANCE) OF COUNSEL ACCEPTABLE TO THE COMPANY AS TO AN EXEMPTION THEREFROM, AND (ii) THE OTHER CONDITIONS SPECIFIED HEREIN FOR THE TRANSFER OF THIS WARRANT ARE SATISFIED IN FULL.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE PURCHASE AGREEMENT, DATED AS OF OCTOBER 9, 1998 AND AS AMENDED AND MODIFIED FROM TIME TO TIME, BETWEEN THE ISSUER (THE "COMPANY") AND CERTAIN INVESTORS. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.



                            DESA HOLDINGS CORPORATION

                                     Warrant


No.      98W-__                                                October 9, 1998

         Desa Holdings Corporation, a Delaware corporation (the "Company"), for value received, hereby certifies that

___________________, or registered assigns, is entitled to purchase from the Company _________________________________ (______________) duly authorized, validly issued, fully paid and nonassessable shares (the "Initial Warrant Shares") of Common Stock, par value $.01 per share (the "Voting Common Stock" and, collectively with all other classes of common stock that the Company shall from time to time have authority to issue, the "Common Stock"), of the Company at the purchase price per share of $.01 (the "Initial Exercise Price"), at any time or from time to time prior to the Expiration Date (as hereinafter defined), all subject to the terms and conditions set forth below in this Warrant. The Initial Exercise Price is subject to adjustment from time to time as provided in
Section 7 (hereinafter referred to, whether before or after adjustment, as the "Exercise Price"). The Initial Warrant Shares are subject to adjustment from time to time as to the aggregate number and kind of shares of capital stock of the Company purchasable upon exercise of this Warrant (hereinafter referred to, whether before or after adjustment, as the "Warrant Shares"). As used herein, "Expiration Date" shall mean 5:00 P.M., Boston, Massachusetts time, on December 31, 2009. The Company shall give the holder of this Warrant notice of the Expiration Date not more than 90 nor less than 30 days prior to the Expiration Date. In the event that the Company shall fail to timely give such notice, the Expiration Date shall be extended to a date 30 days after the date the Company shall give such notice.

         Certain  capitalized  terms used in this Warrant are defined in Section
9.

         SECTION 1. Registration. The Company shall number and register this Warrant, including any permitted transfer hereof, in a register. The Company may deem and treat the registered holder of this Warrant as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary. Notwithstanding the foregoing, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

         SECTION 2. Registration of Transfers and Exchanges. The Company shall from time to time register any transfer of this Warrant permitted under Section 12 hereof in a Warrant register to be maintained by the Company upon surrender hereof accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, duly executed by the registered holder hereof or by the duly appointed legal representative thereof or by a duly authorized attorney and upon receipt of any applicable transfer taxes or evidence satisfactory to the Company that no such tax is due. Upon any such registration of transfer, a new Warrant of like tenor shall be issued to the transferee(s) and the surrendered Warrant shall be canceled and disposed of by the Company.

         If such transfer of this Warrant is not made pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), the Warrant holder will, if reasonably requested by the Company, deliver to the Company an opinion of counsel, which counsel and the form, scope and substance of which opinion shall be reasonably satisfactory to the Company, that this Warrant may be sold without registration under the Securities Act, as well as:

                  (a) an investment covenant reasonably satisfactory to the Company signed by the proposed transferee;

                  (b) an agreement by such transferee to the impression of the restrictive investment legend set forth at the beginning of this Warrant; and

                  (c) an agreement by such transferee to be bound by the provisions of this Warrant.

         This Warrant may be exchanged at the option of the holder hereof, when surrendered to the Company at its office, for another Warrant of like tenor, including, without limitation, upon an adjustment in the Exercise Price or in the number of Warrant Shares purchasable upon exercise of this Warrant. The Warrant surrendered for exchange shall be canceled and disposed of by the Company.

         SECTION 3. Warrant; Exercise of Warrant. Subject to the terms of this Warrant, the holder of this Warrant shall have the right, which may be exercised at any time prior to the Expiration Date, to receive from the Company fully paid and nonassessable Warrant Shares on such exercise and payment of the Exercise Price then in effect for such Warrant Shares. No adjustments as to dividends will be made upon exercise of this Warrant.

         This Warrant may be exercised upon surrender hereof to the Company at its office designated for such purpose (the address of which is set forth in Section 10) with the form of election to purchase attached hereto duly filled in and signed, upon payment to the Company of the Exercise Price per Warrant Share, for such number of Warrant Shares in respect of which this Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or by wire transfer or by certified or bank cashier's check (or any combination of such methods) payable to the order of the Company.

         Subject to the provisions of Section 4, upon such surrender of this Warrant and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within five (5) Business Days) to or upon the written order of the holder, and in the name of this Warrant holder, a certificate or certificates for the number of full Warrant Shares issuable upon such exercise together with such other property (including cash) and securities as may be then deliverable upon such exercise, including cash for fractional Warrant Shares as provided in Section 8. Such certificate or certificates shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of this Warrant and payment of the Exercise Price.

         This Warrant shall be exercisable, at the election of the holder hereof, either in full or from time to time in part, and, in the event that this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new Warrant evidencing the remaining Warrant will be issued and delivered pursuant to the provisions of this Section and of Section 4.

         The Warrant surrendered upon exercise shall be canceled and disposed of by the Company. The Company shall keep copies of this Warrant and any notices received hereunder available for inspection by the normal business hours at its office.

         SECTION 4. Payment of Taxes. The Company will pay all stamp and other similar taxes in connection with the initial issuance, sale and delivery of this Warrant, as well as all such taxes attributable to the initial issuance of Warrant Shares upon the exercise of this Warrant and payment of the Exercise Price.

         SECTION 5. Mutilated or Missing Warrant. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the registered holder of this Warrant shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that, if the holder is a pension fund, insurance company or financial institution, its own unsecured agreement of indemnity shall be satisfactory), or, in the case of any such mutilation, upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of this Warrant a new Warrant of like kind representing the number of Warrant Shares represented by such lost, stolen, destroyed or mutilated Warrant.

         SECTION 6. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive or similar rights, out of the aggregate of its authorized but unissued capital stock or its authorized and issued capital stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Warrant, the maximum number of shares of each class of capital stock constituting a part of the Warrant Shares which may then be deliverable upon the exercise of this Warrant. The Company shall cause all Warrant Shares of each class of Common Stock or other securities reserved for issuance upon exercise of this Warrant to be listed (or to be listed subject to notice of issuance) on each securities exchange on which such shares of Common Stock or any such other securities are then listed.

         The Company or, if appointed, the transfer agent for shares of each class of Common Stock (the "Transfer Agent") and every, subsequent transfer agent for any shares of the Company capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company will furnish such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to the holder pursuant to Section 7.

         The Company covenants that all Warrant Shares which may be issued upon exercise of this Warrant will, upon payment of the Exercise Price therefor, be validly authorized, fully paid, nonassessable, free of preemptive or similar rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

         SECTION 7. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section at any time after the date hereof.

                  A.  Adjustment for Change in Capital Stock.

                  If the Company

                  1. pays a dividend or makes a distribution on any class of its Common Stock in shares of any class of its Common Stock;

                  2. subdivides its outstanding shares of any class of Common Stock into a greater number of shares;

                  3. combines its outstanding shares of any class of Common Stock into a smaller number of shares; or

                  4. issues by reclassification of any class of its Com mon Stock any shares of its capital stock;

then the Exercise Price (subject to the provisions of subsection B of this Section 7) and the aggregate number and kind of shares of capital stock of the Company purchasable upon exercise of this Warrant in effect immediately prior to such action shall be proportionately adjusted so that the holder of this Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which it would have owned immediately following such action (whether or not this Warrant was, at the time, exercisable in accordance with the provisions thereof for shares of the class of Common Stock affected) if such Warrant had been exercised immediately prior to such action, as reasonably determined by the Board of Directors of the Company in good faith.

                  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                  If after an adjustment the holder of this Warrant upon exercise of such Warrant may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall reasonably determine in good faith the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

                  Such adjustment shall be made successively whenever any event listed above shall occur.

                  The Company agrees to give at least ten (10) days prior written notice to the holder of this Warrant, in the manner set forth in this Warrant, of the record date for (i) any action or transaction to be taken or entered into by the Company that would require any adjustment pursuant to this
Section 7 or (ii) any dividend or distribution on the Common Stock of the Company; provided, however, that failure to give or receive such notice or any defect therein shall not affect the legality or validity of the related action or transaction.

                  B.  When No Adjustment Required.

                  No adjustment need be made for a change in the par value or no par value of any Common Stock.

                  No adjustment in the Exercise Price shall be made to the extent that such adjustment would reduce the Exercise Price below the par value of the Voting Common Stock. Any adjustments that are not made but deferred shall be carried forward and taken into account in any subsequent adjustment.

                  C.  Notice of Adjustment.

                  Whenever the Exercise Price is adjusted or the Company takes any action that would require any adjustment in the Exercise Price, or the number and type of securities or other property constituting Warrant Shares purchasable upon exercise of this Warrant, the Company shall mail to the Warrant holder, in the manner set forth in this Warrant, a notice of such event.

                  A copy of such notice shall also be filed promptly by the Company with the Transfer Agent (if other than the Company) for the Common Stock and with each other office, if any, maintained by the Company for the exercise of this Warrant.

                  D. Reorganization of the Company.

                  If any capital reorganization, recapitalization or reclassification of the capital stock of the Company, or consolidation, merger or amalgamation of the Company with another entity, or the sale, lease, transfer, conveyance or other disposition of all or substantially all of its assets to another entity shall be effected, then, as a condition of such reorganization, recapitalization, reclassification, consolidation, merger, amalgamation or sale, lease, transfer, conveyance or other disposition, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Warrant Shares to the extent immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Warrant Shares equal to the number of Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant had such reorganization, recapitalization, reclassification, consolidation, merger, amalgamation or sale, lease, transfer, conveyance or other disposition not taken place. In any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustment of the Exercise Price and of the number and type of securities purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

                  The Company shall not effect any such consolidation, merger, amalgamation or sale, lease, transfer, conveyance or other disposition unless prior to or simultaneously with the consummation thereof the successor entity (if other than the Company) resulting from such consolidation, merger or amalgamation or the entity purchasing or otherwise acquiring such assets shall assume by a supplemental Warrant Agreement, reasonably satisfactory in form, scope and substance to the holder of this Warrant (which shall be mailed or delivered to the registered holder of this Warrant at the last address of such holder appearing on the books of the Company) the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. The above provisions of this paragraph shall similarly apply to successive reorganizations, recapitalizations, reclassification, consolidations, mergers, amalgamations, sales, leases, transfers, conveyances or other dispositions.

                  If the issuer of securities deliverable upon exercise of this Warrant under the supplemental Warrant Agreement is an Affiliate of the former, surviving, transferee or lessee entity, that issuer shall join in the supplemental Warrant Agreement.

                  E.  When Issuance or Payment May Be Deferred.

                  In any case in which this Section shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of this Warrant exercised after such record date the Warrant Shares issuable upon such exercise over and above the Warrant Shares issuable upon such exercise on the basis of the Exercise Price prior to such adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 8 hereof; provided, however, that the Company shall deliver to such holder a due, bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares and cash upon the occurrence of the event requiring such adjustment.

         SECTION 8. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date this Warrant is presented for exercise, multiplied by such fraction.

         SECTION 9. Certain Definitions. As used herein, the following terms shall have the meanings set forth therefor below:

         "Affiliate" of any person shall mean any person which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such person.

         "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which commercial banking institutions in Boston, Massachusetts or New York, New York are authorized or required by applicable law to be closed.

         SECTION 10. Notices. Any notice or demand authorized by this Warrant to be given or made by the registered holder of this Warrant to or on the Company shall be in writing and shall be sufficiently given or made when received at the office of the Company expressly designated by the Company at its office for purposes of this Warrant (until the Warrant holder is otherwise notified in accordance with this Section by the Company), as follows:

                           Desa Holdings Corporation
                           c/o J.W. Childs Associates, L.P.
                           One Federal Street
                           Boston, Massachusetts  02110
                           Attention:  President

         Any notice pursuant to this Warrant to be given by the Company to the registered holder of this Warrant shall be in writing and shall be sufficiently given when received by such holder at the address appearing on the Warrant register of the Company (until the Company is otherwise notified in accordance with this Section by such holder).

         SECTION 11. No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent as stockholders in respect of the meetings of stockholders or the election of members of the Board of Directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

         SECTION 12. Stockholders Agreement; Restrictions on Transfer. The holder acknowledges that it has previously executed and delivered that certain Amended and Restated Stockholders Agreement, dated as of October 9, 1998, by and among the Company and the Stockholders of the Company named therein (as from time to time amended and/or restated, the "Stockholders Agreement"). The holder further agrees that this Warrant and all Warrant Shares issued from time to time upon exercise hereof shall be subject to the terms and conditions, including transfer restrictions, of the Stockholders Agreement, as the same may from time to time be amended or modified or restated in accordance with its terms. This Warrant shall, notwithstanding any transfer of all or any portion of this Warrant, remain subject to the terms and conditions of the Stockholders Agreement and each transferee of this Warrant shall, by acceptance of this Warrant, be bound by such terms and conditions.

         SECTION 13.  Other Provisions.

           At any time after the Expiration Date, upon the written request of the Company to the holder, the holder shall surrender this Warrant to the Company for cancellation.

         Amendments to and modifications of this Warrant may be made only by written instrument executed by both the Company and the holder.

         The headings contained in this Warrant are for reference purposes only and shall not in any way affect the meaning or interpretation of this Warrant.

         The validity, interpretation, construction and performance of this Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.

                                             DESA HOLDINGS CORPORATION


                                             By:___________________________

                                             Title:________________________

                          FORM OF ELECTION TO PURCHASE

                  [To Be Executed Upon Exercise of the Warrant]

         The undersigned holder hereby represents that it is the registered holder of this Warrant, and hereby irrevocably elects to exercise the right, represented by this Warrant, to receive shares of Common Stock, $.01 par value, of Desa Holdings Corporation (the "Company"), and herewith tenders payment for such shares to the order of the Company in the amount of $_________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of the undersigned, and further that such certificate be delivered to the undersigned at the address hereinafter set forth. If said number of shares is less than all of the shares of Voting Common Stock purchasable under this Warrant, the undersigned requests that a new Warrant representing the remaining balance of such shares be registered in the name of the undersigned, and further that such certificate be delivered to the undersigned at the address hereinafter set forth.

                  Certificate to be delivered to the holder as follows:

                  Name:_______________________________________________

                  Address:____________________________________________


                                          [______________________]


Date: _____________________                By:________________________
                                              Name:
                                              Title:

                                             (Signature  must  conform in all
                                             respects to the name of the
                                             holder as specified on the
                                             face of the Warrant, unless
                                             Form of Assignment has been
                                             executed)

                               FORM OF ASSIGNMENT

                  [To be executed upon Transfer of the Warrant]


         For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto all of the undersigned right, title and
interest to and under such Warrant to purchase shares of Voting Common Stock of Desa Holdings Corporation (the "Company") to which such Warrant relates, and appoints Attorney to make such transfer on the books of the Company maintained for such purpose, with full power of substitution in the premises.


                                        [_______________________________]


Date: __________________________        By:_________________________
                                           Name:
                                           Title:

                                        (Signature must conform in all
                                        respects to name of holder as
                                        specified on the face of Warrant)


                                        ______________________________
                                        (Street Address)


                                        ______________________________
                                        (City),   (State)   (Zip Code)